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                                                                   EXHIBIT 99.2


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Mark Rapoport, Chief Operating Officer and Chief Financial Officer of the Company of Landacorp, Inc. (the "Company") hereby certifies that to the best of my knowledge:

         (1) The Company's Annual Report on Form 10-K for the period ended December 31, 2002, and to which this certification is attached as Exhibit 99.2 (the "Periodic Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  March  27, 2003                       /s/  Mark Rapoport
                                             ----------------------------------
                                             Mark Rapoport
                                             Chief Operating Officer and
                                             Chief Financial Officer